UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                               September 29, 2006
                Date of Report (Date of earliest event reported)

                            Grupo KCSM, S.A. de C.V.
             (Exact Name of Registrant as specified in its charter)



            Mexico                      333-08322-01                N/A
(State or Other Jurisdiction of   (Commission File Number)      (IRS Employer
        Incorporation)                                       Identification No.)


                                Montes Urales 625
                              Lomas de Chapultepec
                               11000 Mexico, D.F.
                                     Mexico
                    (Address of Principal Executive Offices)


                               + (5255) 9178-5836
              (Registrant's Telephone Number, Including Area Code)


             Grupo Transportacion Ferroviaria Mexicana, S.A. de C.V.

                   (Former Name if Changed Since Last Report)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

|_|  Pre-commencement   communications   pursuant  to  Rule 14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications   pursuant  to  Rule 13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))



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Item 5.03.     Amendments  to Articles  of  Incorporation  or Bylaws;  Change in
               Fiscal Year.

               Effective as of September 29, 2006, Grupo Transportacion Ferroviaria Mexicana, S.A. de C.V., a company incorporated under the laws of Mexico and a wholly owned subsidiary of Kansas City Southern, formally changed its corporate name to Grupo KCSM, S.A. de C.V.


Item 9.01.     Financial Statements and Exhibits.


(d)  Exhibits.

3.1(a)         Amended Text of the Current  Corporate Bylaws of Grupo KCSM, S.A.
               de C.V. (Spanish)

3.1(b)         Amended Text of the Current  Corporate Bylaws of Grupo KCSM, S.A.
               de C.V. (English Translation)


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             Grupo KCSM, S.A. de C.V.

                             (formerly known as Grupo Transportacion
                             Ferroviaria Mexicana, S.A. de C.V.)
Date: October 05, 2006

                             By:  /s/ Jose Guillermo Zozaya Delano
                                  ----------------------------------------------
                                  Name:  Jose Guillermo Zozaya Delano
                                  Title: President and Executive Representative